UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 4, 2008

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

900 Sandhill Road, Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)

(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Conditions

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

Signatures

Ex-99.1

Item2.02.	Results of Operations and Financial Conditions

On January, 4 2008, we issued a press release reporting our current cash position and the status of our outstanding loan from Ableco Finance, LLC, which was used to finance our Summit Gaming acquisition. A copy of this press release, including information concerning forward looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 2.02.

The information in this Report on Form 8K (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The registrant does not have, and expressly disclaims, any obligations to release publicly any updates or any changes in the registrant’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 8.01	Other Events

On January, 4 2008, we announced in the above noted press release the current status of our stock repurchase pursuant to our previously announced stock repurchase plan. A copy of this press release, including information concerning forward looking statements and factors that may affect our future results, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press release issued by GameTech International, Inc., dated January 4, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, th0e registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.
By:	/s/Donald Tateishi
Donald Tateishi
Chief Financial Officer

Date: January 4, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by GameTech International, Inc., dated January 4, 2008.